FIFTH AMENDMENT
MGH Agt. No. 2006A20842

        This is a Fifth Amendment to the License Agreement between and The General Hospital Corporation, a not-for-profit corporation doing business as Massachusetts General Hospital, having a principal place of business at Fruit Street, Boston, Massachusetts 02114 (“General”) and Palomar Medical Technologies, Inc., a Delaware corporation, having a principal place of business at 82 Cambridge Street, Burlington, Massachusetts 01803 (“Palomar”) (collectively, the “Parties”), dated August 18, 1995 (the “License Agreement”).

        WHEREAS, Paragraph 5.1(b)(ii) of the License Agreement provides that Palomar and General are to negotiate in good faith a commercially reasonable royalty to be paid by Palomar to General for Products sold for hair removal as well as other uses;

        WHEREAS, Palomar has developed the NeoLux Pulsed-Light System and associated hand pieces, EsteLux Pulsed-Light System and associated hand pieces, the MediLux Pulsed-Light System and associated hand pieces and the StarLux Pulsed-Light and Laser System and associated hand pieces for hair removal and other applications, and the Parties have agreed to commercially reasonable royalty rates to be paid by Palomar to General on Palomar’s sales of NeoLux, EsteLux, MediLux and StarLux systems and the associated hand pieces under Paragraph 5.1(b)(ii) of the License Agreement;

        For good and valuable consideration General and Palomar hereby agree to amend the License Agreement as provided herein, effective March 1, 2006 (“Amendment Effective Date”). From and after the Amendment Effective Date, all references in the License Agreement shall be deemed to be references to such License Agreement as amended hereby.

Paragraph 5. ROYALTIES; LICENSE FEES
In Paragraph 5.1(b), replace in its entirety subparagraph (x), which was introduced in the Fourth Amendment to the License Agreement effective June 1, 2000, with the following new subparagraph (x):

(x)

(1) For each NeoLux base system and each EsteLux base system sold by PALOMAR or its AFFILIATES, **;

(2) For each MediLux base system sold by PALOMAR or its AFFILIATES, **;

**Omitted pursuant to request for confidential treatment by Palomar Medical Technologies, Inc. and filed separately with the SEC.
(3) For each LuxY handpiece for use with a NeoLux, EsteLux, or MediLux base system sold by PALOMAR or its AFFILIATES, **;

(4) For each StarLux base system and LuxY handpiece for use with a StarLux base system sold by PALOMAR or its AFFILIATES **; and

(5) For each LuxR and LuxRs handpiece for use with a NeoLux, EsteLux, MediLux, or StarLux base system sold by PALOMAR or its AFFILIATES, **.

        The royalty rates enumerated above in Paragraph 5.1(b), Subparagraph (x)(1)-(5) shall apply in all cases so long as the manufacture, use, or sale of the NeoLux, EsteLux, MediLux and StarLux systems and LuxY, LuxR and LuxRs hand pieces is covered by a VALID CLAIM of any PATENT RIGHT or ADDITIONAL PATENT RIGHT licensed exclusively in the LICENSE FIELD to Palomar in the country in question.

        It is the intent of the Parties that upon executing this Fifth Amendment, the royalty rates mutually agreed upon herein will be fixed for the commercial life of the NeoLux, EsteLux, MediLux and StarLux systems and the LuxY, Lux R and LuxRs hand pieces. The Parties further acknowledge that these royalty rates will apply only within the LICENSE FIELD of “hair reduction and/or hair removal,” as defined in the original License Agreement dated August 18, 1995.

        Terms not otherwise defined herein shall have the meaning given to them in the License Agreement. Except as amended by the First, Second, Third and Fourth Amendments, effective August 18, 1995, February 17, 1997, November 17, 1997, and June 1, 2000, respectively, and this Fifth Amendment, the License Agreement shall remain in effect in accordance with its terms.

**Omitted pursuant to request for confidential treatment by
Palomar Medical Technologies, Inc. and filed separately with the SEC.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.

Agreed to:

PALOMAR MEDICAL TECHNOLOGIES, INC.

By: /s/ Joseph P. Caruso
Name: Joseph P. Caruso
Title: CEO
Date: 3/20/06

THE GENERAL HOSPITAL CORPORATION

By: /s/ Frances Toneguzzo
Name: Frances Toneguzzo Ph.D.
Title: Director, Corporate Sponsored Research & Licensing
Date: 3/13/06